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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

APEX SILVER MINES LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (345) 949-0050

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press release of Apex Silver Mines Limited, dated May 6, 2003, reporting financial results for the first quarter.

Item 9. Regulation FD Disclosure

        On May 6, 2003, Apex Silver Mines Limited issued a press release reporting its 2003 first quarter financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

        This information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" under this Item 9, "Regulation FD Disclosure," as directed by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: May 7, 2003

Apex Silver Mines Limited
By:	/s/ MARK A. LETTES Mark A. Lettes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Apex Silver Mines Limited, dated May 6, 2003, reporting financial results for the first quarter.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX